Summary Prospectus and Statutory Prospectus Supplement dated September 30, 2021
The purpose of this supplement is to provide you with changes to the current Summary and Statutory Prospectuses of the Fund listed below:
Invesco Short Term Bond Fund
This supplement amends the Summary Prospectus and Statutory Prospectus of the above referenced fund (the “Fund”) and is in addition to any other supplement(s), unless otherwise specified. You should read this supplement in conjunction with the Summary Prospectus and Statutory Prospectus and retain it for future reference.
Effective November 1, 2021:
1. The following information replaces in its entirety the information appearing under the heading “Fees and Expenses of the Fund” in the Summary Prospectus and the information appearing under the heading “Fund Summary - Fees and Expenses of the Fund” in the Statutory Prospectus:
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.
The table and Examples below do not reflect any transaction fees that may be charged by financial intermediaries or commissions that a shareholder may be required to pay directly to its financial intermediary when buying or selling Class Y or Class R6 shares. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $100,000 in the Invesco Funds. More information about these and other discounts is available from your financial professional and in the section “Shareholder Account Information – Initial Sales Charges (Class A Shares Only)” on page A-3 of the prospectus and the section “Purchase, Redemption and Pricing of Shares-Purchase and Redemption of Shares” on page L-1 of the statement of additional information (SAI).
Shareholder Fees (fees paid directly from your investment)
Class:	A	C	R	Y	R5	R6
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	2.50%	None	None	None	None	None

Maximum Deferred Sales Charge (Load) (as a percentage of original purchase price or redemption proceeds, whichever is less)	None[1]	0.50%	None	None	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Class:	A	C	R	Y	R5	R6
Management Fees		0.31%	0.31%	0.31%	0.31%	0.31%	0.31%

Distribution and/or Service (12b1) Fees		0.15	0.65	0.50	None	None	None

Other Expenses		0.17	0.17	0.17	0.17	0.07	0.04

Acquired Fund Fees and Expenses		0.01	0.01	0.01	0.01	0.01	0.01

Total Annual Fund Operating Expenses		0.64	1.14	0.99	0.49	0.39	0.36

Fee Waiver and/or Expense Reimbursement[2]		0.00	0.15	0.00	0.00	0.00	0.00

Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement		0.64	0.99	0.99	0.49	0.39	0.36

(1)
A contingent deferred sales charge may apply in some cases. See “Shareholder Account Information-Contingent Deferred Sales Charges (CDSCs).”
(2)
Invesco Distributors, Inc. (Invesco Distributors) has contractually agreed to waive 0.15% of Rule 12b-1 distribution plan payments of Class C shares. Unless Invesco Distributors continues the fee waiver agreement, it will terminate on June 30, 2022. During its term, the fee waiver agreement cannot be terminated or amended to reduce the 12b-1 fee waiver without approval of the Board of Trustee.
Example. This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.
The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. This Example does not include commissions and/or other forms of compensation that investors may pay on transactions in Class Y and Class R6 shares. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain equal to the Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement in the first year and the Total Annual Fund Operating Expenses thereafter.
Although your actual costs may be higher or lower, your costs, based on these assumptions, your costs would be:
STB-SUMSTAT-SUP-1

	1 Year	3 Years	5 Years	10 Years
Class A	$314	$450	$598	$1,028

Class C	$151	$347	$613	$1,233

Class R	$101	$315	$547	$1,213

Class Y	$50	$157	$274	$616

Class R5	$40	$125	$219	$493

Class R6	$37	$116	$202	$456

You would pay the following expenses if you did not redeem your shares:
	1 Year	3 Years	5 Years	10 Years
Class A	$314	$450	$598	$1,028

Class C	$101	$347	$613	$1,233

Class R	$101	$315	$547	$1,213

Class Y	$50	$157	$274	$616

Class R5	$40	$125	$219	$493

Class R6	$37	$116	$202	$456

Portfolio Turnover. The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 245% of the average value of its portfolio.
2. The following information replaces in its entirety the information appearing under the heading “Other Information – Sales Charges” in the Statutory Prospectus:
Purchases of Class A shares of the Fund are subject to the maximum 2.50% initial sales charge as listed under the heading “Category IV Initial Sales Charges” in the “Shareholder Account Information—Initial Sales Charges (Class A Shares Only)” section of this prospectus. Purchases of Class C shares are subject to a contingent deferred sales charge (CDSC) if you sell Class C shares within one year of purchase; however, the CDSC shall not apply to the purchases of Class C shares where the selling broker-dealer was not paid a commission at the time of purchase. If you acquire Class C shares of any other Fund as a result of an exchange involving Class C shares of Invesco Short Term Bond Fund that were not subject to a CDSC prior to November 1, 2021, then the shares acquired as a result of the exchange will not be subject to a CDSC. For more information on CDSCs, see the “Shareholder Account Information—Contingent Deferred Sales Charges (CDSCs)” section of this prospectus.
STB-SUMSTAT-SUP-1